FMC Corporation Morgan Stanley Small Cap Chemicals Roundtable New York, NY November 30, 2005 William G. Walter Chairman, President and CEO Exhibit 99.1

Disclaimer
Safe Harbor Statement under the
Private Securities Litigation Reform Act of 1995
• These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the
Company may differ materially from those contained in the forward-looking statements.
• Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the
Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.
• The Company undertakes no obligation to update or revise these forward-
looking statements to reflect new events or uncertainties.
Non-GAAP Financial Terms
• These slides contain certain “non-GAAP financial terms” which are defined in the appendix. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation
Diversified chemical company with leading market positions
in industrial, consumer and agricultural markets globally
($ millions, LTM ending September 30, 2005)
FMC
Sales: $2,141.7
EBITDA: $420.5
EBITDA Margin: 19.6%
Industrial
Chemicals
Sales*: $866.7
EBITDA: $150.5
EBITDA Margin: 17.4%
Agricultural
Products
Sales*: $728.8
EBITDA: $160.4
EBITDA Margin: 22.0%
Specialty
Chemicals
Sales*: $549.6
EBITDA: $140.0
EBITDA Margin:  25.5%
* Segment sales figures exclude $3.4 million in eliminations.

Realizing the inherent operating leverage within FMC
- Sustained earnings growth >10% per year (1)
- Industrial Chemicals recovery in mid-cycle in 2005
- Continued growth in Specialty Chemicals and Agricultural Products
Creating greater financial flexibility
- Maintain investment grade capital policies
- Repatriation of cash under the American Jobs Creation Act.
- Reduce net debt to approx. $420 million by the end of 2005
Focusing the portfolio on higher growth businesses
- Manage Specialty Chemicals and Agricultural Products for growth
- Manage Industrial Chemicals for cash
- Completed Astaris divestiture in November 2005
- Improve ROIC to 12% minimum by 2006
Disciplined Approach to Unlocking Value
(1)
Earnings before restructuring and other income and charges

Industrial Chemicals
#1 North American manufacturer of soda ash and peroxygens
Backward integration into natural resources
Low cost, proprietary production technology
Foret is a leading Iberian producer of inorganic chemicals
Asia
7%
Alkali
(Soda ash)
46%
Peroxygens
19%
Foret
35%
Latin
America
8%
North America
50%
Europe/Middle
East/Africa
35%
Asia
7%
Based on 2004 Consolidated Sales of $813.7 million

Industrial Chemicals Financial Performance
Earnings growth of 45% expected in 2005 driven by higher selling prices, partially offset by higher energy, raw material and transportation costs
$151
$124
$130
$133
$94
0
50
100
150
200
2001 2002 2003 2004 LTM 9/30/05
0%
5%
10%
15%
20%
EBITDA Capital Spending EBITDA Margin

Industrial Chemicals’ Focus
Managing for cash generation
Near-term sales growth
– Higher selling prices for soda ash
– Incremental soda ash capacity addition at Granger
– US and European peroxides producers have announced price increases
Margin expansion
- Working to offset rising energy, raw material and transportation costs

BioPolymer
72%
Lithium
28%
Latin
America
8%
North America
41%
Europe/Middle
East/Africa
36%
Asia
15%
• One of two global, integrated manufacturers
• Focus on specialty products – pharmaceuticals and
energy storage devices
Lithium:
• Adds structure, texture and stability to food
• Acts as a binder & disintegrant for dry tablet drugs
• Market leader in every product line
BioPolymer:
Growth Franchises in Specialty Chemicals
Based on 2004 Consolidated Sales of $538.0 million

Specialty Chemicals Financial Performance
$122
$116
$140
$129
$132
0
40
80
120
160
2001 2002 2003 2004 LTM 9/30/05
20%
22%
24%
26%
28%
30%
EBITDA Capital Spending EBITDA Margin
2005 earnings growth expected to be approximately 15%, driven by increased selling prices and productivity improvement

Specialty Chemicals Focus
Growing existing core business
– Maintaining key positions with category leading customers
– Shifting resources toward faster growing segments
– Expanding presence in rapidly growing emerging markets
Commercializing new technology platforms
Managing maturing segments for improved earnings and cash
Identifying financially attractive bolt-on acquisition
opportunities to further expand our franchises

Agricultural Products
Strong niche positions in the Americas, Europe and Asia
Proprietary, branded insecticides and herbicides
FMC differentiated by:
– Focused strategy in selected markets, crops and regions
– Leverage proprietary products and third party products/technologies
– Depth and breadth of alliances and partnerships
– Manufacturing cost competitiveness via sourcing from lower cost regions
Insecticides
73%
North America
35%
Latin America
36%
Asia
13%
Europe/
Middle
East/Africa
16%
Herbicides
25%
Based on 2004 Consolidated Sales of $703.5 million
Fungicides 2%

Agricultural Products Financial Performance
$114
$101
$99
$111
$148
$160
0
25
50
75
100
125
150
175
2000 2001 2002 2003 2004
LTM
9/30/05
0
5
10
15
20
25
EBITDA
Capital Spending EBITDA Margin
Earnings growth of 5% expected in 2005, reflecting higher sales and lower manufacturing costs partially offset by lower bifenthrin pricing and higher raw materials costs.

Agricultural Products’ Focus
Creating competitive advantage through innovation
– Investing 10% of sales in R&D
– In-licensing products & technologies that complement segment strategies
Driving near-term sales growth
– Label expansions and new formulations in crop and non-crop segments
– In-licensed products, e.g., flonicamid and acetamiprid with maturity sales of
~$50-90 million
Strengthening Market Access
– Distribution joint ventures & alliances
– Third party products
Reducing global supply chain and overhead costs
– Sourcing initiatives should produce additional manufacturing savings
– Further redesign of global supply network
– Market access strategies/alliances drive SG&A reductions

FMC in Summary
Great businesses, each with EBITDA of at least $140 million
Double digit earnings growth
-
Earnings leverage in Industrial Chemicals
-
Continued growth in Specialty Chemicals and Ag Products
Strong financial position
-
Robust and growing EBITDA
-
Substantial decline in unusual demands on cash flow
-
Balance sheet de-leveraging
-
Low capex requirements
Strategic and financial flexibility

3.8
4.2
4.4
5.5
5.8
6.0 6.0
6.1
6.8
7.1
7.3
7.4
7.7
8.1
OLN CEM LYO FMC FUL ARJ HPC MTX RPM CBT LZ CYT ALB VAL
FMC Remains Significantly Undervalued
Source: Bloomberg and Thomson First Call
EV/2006E EBITDA

FMC Corporation * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Non-GAAP Financial Terms
These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
is the sum
of Income (loss) from continuing operations before income
taxes and Depreciation and Amortization.
EBITDA Margin is the quotient of EBITDA (defined above) divided by
Revenue.
ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax
Interest expense divided by the sum
of Short-term debt, Current
portion of long-term debt, Long-term debt and Total shareholders’ equity.

Segment Financial Terms
These slides contain references to segment financial items which are presented in detail in Note 18 of FMC’s 2004 Form 10-K.  Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
for a segment is the sum
of Income (loss) from continuing operations
before income taxes for that segment and Depreciation and Amortization for that segment.
EBITDA Margin for a segment is the quotient of EBITDA (defined above)
divided by Revenue
for that segment.

Reconciliation of LTM 9/301/2005 consolidated income from continuing operations before income taxes
(a GAAP measure) to LTM 9/30/2005 EBITDA (a Non-GAAP measure)
(Unaudited, in $ millions)
LTM 9/30/2005
Income (loss) from continuing operations before
income taxes
$133.3
Add:
Restructuring and other charges
24.4
Interest expense, net 64.8
Write-off of deferred financing fees
9.9
Affiliate Interest Expense
0.9
Depreciation and amortization 138.1
EBITDA (Non-GAAP)
$420.5
EBITDA Reconciliation: LTM 9/30/05
Gain on Sale of Investment
(9.3)
Loss on Extinguishment of Debt
58.4

Reconciliation of LTM 9/30/05 segment operating profit (a GAAP measure)
to LTM 9/30/05 EBITDA (a Non-GAAP measure)
(Unaudited, in millions)
Industrial Specialty Agricultural
Segment
Chemicals Chemicals Products
LTM 9/30/05 segment operating profit (GAAP) $82.6 $106.9 $128.3
Add:
Depreciation and amortization
67.9
33.1 32.1
LTM 9/30/05 EBITDA (Non-GAAP)
$150.5 $140.0 $160.4
Segment EBITDA Reconciliation